Exhibit 99.1

 Leading the Revolution in Regenerative Medicine NYSE MKT: BTX  February, 2015

 Safe Harbor Statement  *  The matters discussed in this presentation include forward looking statements which are subject to various risks, uncertainties, and other factors that could cause actual results to differ materially from the results anticipated. Such risks and uncertainties include but are not limited to the success of BioTime in developing new stem cell products and technologies; results of clinical trials of BioTime products; the ability of BioTime and its licensees to obtain additional FDA and foreign regulatory approval to market BioTime products; competition from products manufactured and sold or being developed by other companies; the price of and demand for BioTime products; and the ability of BioTime to raise the capital needed to finance its current and planned operations. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. As actual results may differ materially from the results anticipated in these forward-looking statements they should be evaluated together with the many uncertainties that affect the business of BioTime and its subsidiaries, particularly those mentioned in the cautionary statements found in BioTime's Securities and Exchange Commission filings. BioTime disclaims any intent or obligation to update these forward-looking statements.

Timing of Investment in Biotech

BIOTIME

Biotech Revolutions: 15-20 Years to Commercialization

Recombinant DNA



Advent: 1974: Gene cloning technology developed
Opportunity: Industrial-scale manufacture of all proteins
Hurdle: 1976: moratorium on rDNA research
Launch: 1989: EPO is first billion dollar product

- 2015: products using rDNA technology are ubiquitous
- >140 clinical trials
- $75bn current global market

Monoclonal Antibodies



Advent: 1975: Hybridoma technology developed
Opportunity: Manufacture of diverse & specific antibodies
Hurdle: HAMA response
Launch: 1997: Rituximab first billion-dollar product

- 2014: 8 of the 20 best-selling biotechnology drugs are therapeutic monoclonal antibodies
- >200 clinical trials
- $44bn current global market

Regenerative Medicine



Advent: 1998: Isolation of pluripotent stem cells
Opportunity: Manufacture of diverse & specific cell types

"It is not too unrealistic to say that this research has the potential to revolutionize the practice of medicine." – H. Varmus 1998

Hurdle: 2001: U.S. federal funding restriction (reversed in 2009)

- 2010: First-in-human trial of *OPC1*

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Value of the Pluripotent Platform

Cell therapy: the next wave – with a potentially long lifespan due to lack of regulatory pathway for generics or biosimilars



Recombinant Proteins
Technology in maturity phase
Small Molecules
Technology in decline
Monoclonal Antibodies
Technology in growth phase
hESC Master
Cell Bank
Product
Unique and proprietary
Pluripotent Stem Cells
Extensively characterized
to Strict Regulatory
Requirements.
Cell Therapy
Technology in clinical trials phase

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BioTime at a Glance

- Pluripotent stem cell platform allows industrial manufacture of all human cell types
- Significant competitive barriers: >600 patents/apps worldwide
- Targeting large degenerative disease markets
- Multiple near-term clinical milestones
- Solid balance sheet
- Unique subsidiary structure provides multiple opportunities for value creation



Cardiac Cells
Vascular Endothelium/
Vascular Smooth Muscle
Dendritic Cells
Retinal Pigment
Epithelial Cells
Osteochondral
Cells
Oligodendrocytes
Brown Adipose
Cells
Pluripotent
Stem Cells

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 *  Includes shares owned by BioTime, Asterias, and ESI.  Subsidiary Company  BTX Ownership    67%    63%(1)    75%  Key BioTime Subsidiaries

 *   Addressing large market opportunities  Product  Unmet Medical Need  Patient Population (US)  OpRegen  Dry AMD  8,000,000 (prevalence)  OPC1  Spinal cord injury rehabilitation  12,000/yr  VAC2   Non small cell lung cancer  ~200,000/yr  Renevia  Cell transfer matrix for HIV lipoatrophy  >360,000 (prevalence)  PanC-Dx  Screening diagnostics for bladder, lung, and breast cancer  >40 million/yr  Multiple Products in Development

Near-Term Value Creation

Over the next 12 months, BioTime and its subsidiaries are positioned to increase shareholder value by…

- **Announcing** results from six clinical studies
- **Commercializing** cancer screening diagnostics
- **Completing** *Renevia* pivotal clinical trial
- **Implementing** clinical and financial de-risking strategies
- **Unlocking** subsidiary company value for BioTime shareholders
- **Building** management & Board for commercial phase

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 Age-Related Macular Degeneration (AMD)  OpRegen  Photoreceptor function and angiogenesis inhibition depend on RPE cells Loss of RPE cells can cause either the dry or wet forms of AMD   Retinal PigmentEpithelium (RPE)  Choroid  Photoreceptors  Drusen  9

The *OpRegen* Opportunity

Therapy for Dry-AMD

- ***Strategy***: hES cell-derived RPE cell replacement therapy for the dry form of AMD
- **Mechanism of Action:** Integration into subretinal space and replacement of missing RPE cells
- **Prevalence**: Wet AMD represents only 10% of the cases; Dry AMD represents ~ 90% of cases
- **Market Potential:** Wet AMD therapies currently generate ~ $7 billion
- There are no FDA-approved Dry AMD therapies




PMEL17
HuNu

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 OpRegen Clinical Trial Design  Phase I/IIa dose escalation safety and efficacy study of OpRegen transplanted subretinally in patients with advanced dry-form of AMD (Geographic Atrophy)Open label, non-randomized, sequential, single center trialStudy Site: Hadassah University Medical Center, Jerusalem, IsraelDose and Administration: Single injection of 50,000-500,000 cells in saline delivered into the subretinal space. Part 1Cohort 1: 3 Patients, BCVA 20/200 or less, 50,000 cellsCohort 2: 3 Patients, BCVA 20/200 or less, 200,000 cellsCohort 3: 3 Patients, BCVA 20/200 or less, 500,000 cellsPart 2Cohort 4: 6 Patients, BCVA 20/100, 500,000 cells  *

 Oligodendrocyte Progenitors  OPC1  Demyelination of neurons impairs rehabilitation from spinal cord injury, plays a role in multiple sclerosis, and other diseases Transplantation of oligodendrocyte progenitors can remyelinate damaged nerve axons improving recovery from spinal cord injury in extensive rat model studies   Oligodendrocyte  Nerve CellAxon  *

 OPC1 – Previous Phase 1 Trial  *  Feasible and Safe  Five subjects received 2 mil OPC1 cells, followed for >4 years Clean safety profile observed to date:No serious adverse events related to surgery, OPC1, or immunosuppressionNo unexpected neurological changesNo adverse changes on MRIMonitoring through one year shows no evidence of immune responses to OPC1Potential evidence of biological activity:MRI results in 4 of 5 subjects are consistent with prevention of lesion cavity formation

 OPC1 – Current Phase 1/2a Trial  *

 VAC1 - Proof of Concept  *  • Telomerase is an unprecedented target - abnormally expressed in ~95% of cancer types• Patient-specific dendritic cells can train immune cells to attack cancer• Phase I study in prostate cancer appeared safe, increased PSA times1• Phase II study in AML appeared safe, increased DFS2• Off-the-shelf hES cell-derived DCs could improve QC, reduce costs, and speed delivery of therapy to patients  J. Immunol 2005, 174:3798Khoury ASH 2010

 *  1 Source: Cancer Research Technologies, 2 Source: National Institutes of Health. 3 Source: Decision Resources  VAC2: ESC-Derived Dendritic Cells  Application in Non-Small Cell Lung CA

 *  VAC2 – Trial Design

 Renevia - Unmet Medical Needs  *  Injectable 3-Dimensional Tissue Matrix

Renevia™

BIOTIME

- *Renevia*™ is an injectable matrix designed to safely produce 3-D tissue *in vivo*, keeping cells where the surgeon places them. It is expected to have numerous applications in multiple tissue types
- Pivotal trial for CE mark for use in HIV-associated lipoatrophy in combination with autologous lipotransfer now underway
- Estimated 3.5M people worldwide have HIV-related lipoatrophy
- In addition, a greater number of people have lipoatrophy due to trauma or aging
- Many other potential applications in combination with adult and ESC therapies



Age-Related Lipoatrophy

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 *  ReneviaTM Pivotal Trial  Multicenter, randomized, controlled, single blind trial   Multicenter, randomized, controlled, single blind trial   Treated vs. delayed treatment control  25 completers in each group with treatment effect measured at 1, 3, and 6 months  Primary Endpoint   Increase in skin thickness as measured by ultrasound at 6 months  Secondary Endpoint  Mid-face volume deficit score Global aesthetic improvement scale  Enrollment  First patient in Q1’15. Multiple sites in Spain  Trial Design

PanC-Dx

Noninvasive CA Screening Diagnostics

- Novel blood and urine-based cancer screening diagnostics
- Designed to provide increased accuracy
- Less invasive and designed to be easily implemented
- Potential for expanded use in numerous solid tumor types

PanC-DX™	Potential market size	Status	Initial Results to be Presented
Breast cancer	$2.5 billion	Clinical study underway	April 2015
Bladder cancer	$500 million	Clinical study underway	April 2015
Lung cancer	$525 million	Clinical study underway	1H 2015

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Near-Term Commercialization

BIOTIME

Three Diagnostic Products Planned to Launch within 12 Months

PanC-Dx™ **Breast Cancer Diagnostic:**

- Blood-based screening diagnostic
- Panel of protein markers

PanC-Dx™ **Bladder Cancer Diagnostic:**

- Urine-based screening diagnostic
- Panel of RNA markers

PanC-Dx™ **Lung Cancer Diagnostic:**

- Blood-based screening diagnostic
- Panel of RNA markers

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Financial De-Risking

BIOTIME

AST-OPC1

CIRM

$14.3 Million Grant

- Includes funding for:
  - Execution of Phase 1/2a study
  - Assay development
  - Facilities and indirect costs
- Potential follow-on grants to expand and accelerate trial

AST-VAC2

CANCER RESEARCH UK

$20-30 Million

- CRUK provides funding for personnel, cGMP manufacturing, regulatory filing, Phase 1/2a trial
- Asterias has first option to reacquire program on preset, reasonable terms or majority revenue share

OpRegen

OCS-Office of the Chief Scientist
MINISTRY OF ECONOMY

~ $5 Million

- Funding of pre-clinical studies leading to IND filing
- Nondilutive grant with potential for follow-on funding

$40-50 Million of Total Non-dilutive Funding

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 *  Maximizing shareholder value in a broad platform company  Increases financial flexibility at both the corporate and subsidiary levelLimits direct dilution to existing shareholders of BTXAttracts talented executives with focus on diverse fields of medicineAllows investors to focus on opportunities that most interest themEnables development of more products using our broad technology platformsLimits downside risk by spreading investments among multiple opportunitiesMaintains upside potential as subsidiaries address large market opportunities  Subsidiary Strategy

 Unlocking Subsidiary Value  *  Asterias Biotherapeutics is the first of BioTime’s subsidiaries to be publicly traded  BTX owns 72% of ~$120M AST Market CapBTX has seven other subsidiaries whose value could be unlockedGoal: Unlock value of one additional subsidiary in 2015  Alternative slide of previous slide with Graphic image to show sequence of timeline starting from left to right.

 Building Commercialization Team  *  Appointed Pedro Lichtinger as President and Chief Executive Officer of Asterias, a former Pfizer senior executive with successful drug development and commercialization experienceAdi Mohanty, former Shire executive, appointed COO of BioTimeMichael H. Mulroy and Stephen L. Cartt joined BioTime’s Board of Directors. Mr. Mulroy and Mr. Cartt both had successful careers in senior management at Questcor Pharmaceuticals, Inc.Angus C. Russell, former Chief Executive Officer of Shire plc, appointed to BioTime's Board of Directors   Focused on adding biopharmaceutical industry executives with expertise in clinical development and commercialization

 BioTime (NYSE Market: BTX)  *  $156M liquid assets: ~$36M in cash, $3M in registered BTX shares held by subsidiaries, & $117M AST shares held by BTX (as of October 16, 2014)No debt  Revenues of $1.2M and $3.4M during the three and nine months ended September 30, 2014, respectivelyBTX market cap approx. $220M, owns 72% of AST (market cap approx $156M (as of October 16, 2014)  Long-term investors hold approx. 45% of BTX stock  Strong Board, Management, and Financial Structure  Key Statistics:

Summary

- Powerful pipeline based on pluripotent stem cells
- Emphasis on degenerative diseases with relatively large market potential
- Balance of near- and long-term products significant milestones in 2015
- Executing clinical/financial de-risking strategies
- Building commercially-focused management team and Board
- Unlocking subsidiary value (AST first listing on NYSE)
- Long potential asset life due to lack of biosimilars

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